Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and Contract Owners
American Fidelity Separate Account B:

We consent to the use of our report dated February 28, 2020, with respect to the financial statements of American Fidelity Separate Account B and the related financial highlights included in the Statement of Additional Information, which is part of the Registration Statement (333-25663) under the Securities Act of 1933 on Form N-4 dated April 30, 2020, and to the reference to our firm under the heading “Custodian and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Oklahoma City, Oklahoma
April 27, 2020

Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and Contract Owners
American Fidelity Separate Account B:

We consent to the use of our report dated April 13, 2020, with respect to the statutory statements of admitted assets, liabilities, and capital and surplus of American Fidelity Assurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements and financial statement schedules I, III and IV included in the Statement of Additional Information, which is part of the Registration Statement (333-25663) under the Securities Act of 1933 on Form N-4 dated April 30, 2020, and to the reference to our firm under the heading “Custodian and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Our report dated April 13, 2020 includes explanatory language that American Fidelity Assurance Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the statutory financial statements are not presented in accordance with U.S. generally accepted accounting principles, and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department.

/s/ KPMG LLP
Oklahoma City, Oklahoma
April 27, 2020